                                                                    EXHIBIT 99.3
                             JOINT FILING AGREEMENT

                                  July 31, 2013

        Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange
Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission
(and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

        IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

        Date: July 31, 2013        BECKER DRAPKIN MANAGEMENT, L.P.

                                   By:      BC Advisors, LLC
                                   Its:     General Partner

                                   By:      /s/ Ashley Sekimoto
                                            ------------------------------------
                                   Name:    Ashley Sekimoto
                                   Title:   Attorney-in-Fact

                                   BECKER DRAPKIN PARTNERS (QP), L.P.

                                   By:      Becker Drapkin Management, L.P.
                                   Its:     General Partner

                                   By:      BC Advisors, LLC
                                   Its:     General Partner

                                   By:      /s/ Ashley Sekimoto
                                            ------------------------------------
                                   Name:    Ashley Sekimoto
                                   Title:   Attorney-in-Fact

                                   BECKER DRAPKIN PARTNERS, L.P.

                                   By:      Becker Drapkin Management, L.P.
                                   Its:     General Partner

                                   By:      BC Advisors, LLC
                                   Its:     General Partner

                                   By:      /s/ Ashley Sekimoto
                                            ------------------------------------
                                   Name:    Ashley Sekimoto
                                   Title:   Attorney-in-Fact

                                   BC ADVISORS, LLC

                                   By:      /s/ Ashley Sekimoto
                                            ------------------------------------
                                   Name:    Ashley Sekimoto
                                   Title:   Attorney-in-Fact

                                   STEVEN R. BECKER

                                   /s/ Ashley Sekimoto
                                   ---------------------------------------------
                                   Name:    Ashley Sekimoto
                                   Title:   Attorney-in-Fact

                                   MATTHEW A. DRAPKIN

                                   /s/ Ashley Sekimoto
                                   ---------------------------------------------
                                   Name:    Ashley Sekimoto
                                   Title:   Attorney-in-Fact